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                        FIRST AMENDMENT TO NOTE AGREEMENT


         THIS FIRST AMENDMENT TO NOTE AGREEMENT, dated as of March 20, 1997 (this "Amendment"), is among INVACARE CORPORATION, and Ohio corporation (the "Company"), and the holders of the Notes as set forth on the signature pages hereof (collectively, the "Note Holders").


                                    RECITALS

     A. The Company and the Note Holders are parties to a Note Agreement, dated as of February 1, 1993, (as now and hereafter amended, the "Note Agreement") pursuant to which the Company authorized, issued and sold $25,000,000 of its 7.45% Senior Notes and the Note Holders purchased, subject to the terms and conditions thereof.

     B. The Company desires to amend the Note Agreement and the Note Holders are willing to do so strictly in accordance with the terms hereof.


                                      TERMS

         In consideration of the premises and of the mutual agreement herein contained, the parties agree as follows:

ARTICLE 1.  AMENDMENTS.  Upon  fulfillment  of the  conditions  set forth in
Article 3 hereof,  the Note  Agreement  shall be amended as follows:

     1.1   Section  5.7  shall  be  amended  by  deleting   the   reference   to
"$85,000,0000" and inserting "$150,000,000" in place thereof.

     1.2 Section 5.8(a)(3)(i) shall be deleted and the following shall be inserted in place thereof:

     (i) Consolidated Debt shall not exceed 65% of Consolidated Capitalization, increasing to 68% on the date in which the Company or any of its Restricted
Subsidiaries   acquires  at  least  51%  of  the  capital  stock  of  Healthdyne
Technologies, Inc., a Georgia corporation and decreasing to 65% on the date which is fifteen (15) months after the date in which the Company or any of its Restricted Subsidiaries acquires at least 51% of the capital stock of Healthdyne Technologies, Inc., and

     1.3 Section 5.8(a)(3)(ii) clause (B) shall be deleted and the following shall be inserted in place thereof:

     (B) all Debt of all Restricted Subsidiaries (other than Debt of Restricted Subsidiaries permitted by clause (4) below, and all Debt of Restricted Subsidiaries listed on Annex B to Exhibit B hereto, and all Debt of Healthdyne Technologies, Inc. outstanding on the date of the merger into the Company or any of its Restricted Subsidiaries in the maximum amount of $35,000,000 including any refinances thereof and listed on Annex B(i) to Exhibit B hereto, to be delivered to the Note Holders within fourteen (14) days after such merger) shall not exceed 15% of Consolidated Capitalization; or

     1.4 Section 5.12(i) shall be amended by deleting the "and" at the end of this section.

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     1.5 Section  5.12(j)  shall be amended by  replacing  the "." at the end of clause (ii) with "; and" and adding a new section 5.12(k) to read as follows:

                  5.12(k) Investments by the Company or any of its Restricted Subsidiaries in the shares of Common Stock, par value $0.01 per share, of Healthdyne Technologies, Inc. and the associated Preferred Stock Purchase Rights issued pursuant to the Rights Agreement, dated as of May 22, 1995, between Healthdyne Technologies, Inc. and Trust Company Bank, as Rights Agent, in accordance with the Securities and Exchange Commission
                  Schedule 14D-1 Tender Offer Statement dated January 27, 1997, together with any amendments or supplements thereto.

ARTICLE 2.  REPRESENTATIONS.   The Company represents and warrants to the Note
Holders that:

     2.1 The execution, delivery, and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

     2.2 This amendment is the legal, valid and binding obligation of the Company enforceable against it in accordance with the terms hereof.

     2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Section 3.1 of the Note Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

     2.4 No Event of Default or any event or condition which might become an Event of Default with notice or lapse of time, or both, exists or has occurred and is continuing on the date hereof.




ARTICLE 3. CONDITIONS OF EFFECTIVENESS. This Amendment shall not become effective until each of the following has been satisfied:

     3.1 This Amendment shall be signed by the Company and the required Note Holders.


ARTICLE 4.  MISCELLANEOUS.

     4.1 References in the Note Agreement or in any note, certificate, instrument, or other document to the "Note Agreement" shall be deemed to be references to the Note Agreement as amended hereby and as further amended from time to time.

     4.2 The Company acknowledges and agrees that the Note Holders have fully performed all of their obligations under all documents executed in connection with the Note Agreement and all actions taken by the Note Holders are reasonable and appropriate under the circumstances and within their rights under the Note Agreement and all other documents executed in connection therewith and otherwise available. The Company represents and warrants that it is not aware of any claims or causes of action against any Note Holder, or any of their successors or assigns.

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     4.3 Except as expressly  amended  hereby,  the Company agrees that the Note
Agreement, the Notes and all other documents executed by the Company in connection with the Note Agreement in favor of any Note Holder are ratified and confirmed and shall remain in full force and effect and that is has no set off, counterclaim or defense with respect to the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Note Agreement.

     4.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.


         IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of March 20, 1997.


                              INVACARE CORPORATION

                              By: /S/ Thomas R. Miklich
                              ---------------------------
                              Its Chief Financial Officer
                              ---------------------------

                      PACIFIC MUTUAL LIFE INSURANCE COMPANY

                              By: /S/ W.R. Schmidt
                              -----------------------------
                              Its  Assistant Vice President
                              -----------------------------

                      AMERICAN UNITED LIFE INSURANCE COMPANY

                              By: /S/ Christopher D. Pahlke
                              ---------------------------------------
                              Its  Vice President, Private Placements
                              ----------------------------------------

                     ROYAL MACCABEES LIFE INSURANCE COMPANY

                               By:/S/ Leonard D. Davenport, CFA
                               --------------------------------
                               Its  Vice President - RIMCO
                               --------------------------------

                     ROYAL LIFE INSURANCE COMPANY OF AMERICA

                               By:/S/ Leonard D. Davenport, CFA
                               --------------------------------
                               Its  Vice President - RIMCO
                               --------------------------------


                    ROYAL LIFE INSURANCE COMPANY OF NEW YORK

                               By:/S/ Leonard D. Davenport, CFA
                               --------------------------------
                               Its  Vice President - RIMCO
                               --------------------------------